                                                                    EXHIBIT 10.2
                                                                    -----------



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                             SHAREHOLDER CONSENT,

                               POWER OF ATTORNEY

                                      AND

                            INVESTOR QUESTIONNAIRE

                                      FOR



                              [ATTACH LABEL HERE]



                 A SHAREHOLDER OF UNITED STATES INTERNET, INC.



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             THE SIGNATURE OF THE SHAREHOLDER LISTED ABOVE ON THE
             CONSENT AND POWER OF ATTORNEY MUST BE ACKNOWLEDGED BY
                    A NOTARY PUBLIC IN THE SPACE PROVIDED.

     U.S. Internet Providers ("USIP") is negotiating to acquire all of the outstanding shares of United States Internet, Inc. (the "COMPANY") from its current shareholders. Shareholders who qualify as "accredited investors" under the federal securities laws will receive a combination of USIP stock and cash. Shareholders who do not qualify as "accredited investors" under the federal securities laws will receive only cash. USIP reserves the exclusive right to determine which shareholders qualify as accredited investors. In making this determination, USIP may rely on the representations made by each shareholder in the Investor Questionnaire previously sent to each shareholder. The terms of the cash offer to "un-accredited investors" is set forth in detail in this consent (the "CONSENT") and we urge you to read this Consent in its entirety before completing this Consent.

        THE COMPANY RECOMMENDS THAT EACH SHAREHOLDER ACCEPT THE OFFER.
        --------------------------------------------------------------

     This letter contains a Shareholder Consent and Power of Attorney, which seeks each shareholder's consent to the terms of the offer as set forth in this Consent and includes a power of attorney. The power of attorney grants certain officers or representatives of the Company a power of attorney solely for the purpose of executing stock power agreements and certain other documents related thereto in connection with the purchase by USIP of such shareholder's Company stock.

     SHAREHOLDERS ARE URGED TO READ THIS CONSENT CAREFULLY. ONCE YOU HAVE ACCEPTED THE OFFER AND RETURNED THIS CONSENT, YOU WILL BE BOUND BY THE TERMS OF THIS CONSENT, INCLUDING A COMMITMENT BY YOU TO SELL YOUR COMPANY SHARES TO USIP UPON CONSUMMATION OF THE USIP INITIAL PUBLIC OFFERING. IF YOU HAVE ANY QUESTIONS REGARDING THE OFFER, PLEASE CONTACT MICHAEL C. CRABTREE AT THE COMPANY AT (423) 540-7140.

     PLEASE COMPLETE AND RETURN THIS CONSENT AS SOON AS POSSIBLE BUT NOT LATER THAN DECEMBER 31, 1998 TO:

                         United States Internet, Inc.
                         1127 NORTH BROADWAY
                         KNOXVILLE, TENNESSEE 37917
                         ATTENTION:  MICHAEL C. CRABTREE

                   SHAREHOLDER CONSENT AND POWER OF ATTORNEY

     NAME:___________________________________________________________

     ADDRESS:________________________________________________________

     ________________________________________________________________

     TELEPHONE NUMBER:   (       )
                         ____________________________________________

     The undersigned acknowledges that this Consent and Power of Attorney operates as an approval of all related transactions necessary to effectuate the sale of the undersigned's stock in the Company to USIP. By executing and returning this Consent and Power of Attorney, the undersigned (a) agrees to sell his/her shares to USIP for cash, and (b) grants the power of attorney set forth in Article II below.

ARTICLE I.  FOREIGN PERSON STATUS
----------  ---------------------

     The undersigned hereby certifies under penalty of perjury that the undersigned is or is not a foreign person within the meaning of Section 1445 of the U.S. Internal Revenue Code.

     [_]  Yes, the undersigned is a foreign person.

     [_]  No, the undersigned is not a foreign person.

ARTICLE II.  CONSENT AND POWER OF ATTORNEY
-----------  -----------------------------

1.   CONSENT

     The undersigned hereby agrees to sell all the undersigned's shares of stock in the Company to USIP upon the terms and subject to the conditions set forth below, which the undersigned acknowledges having read.

2.   POWER OF ATTORNEY

     2.1  Grant of Power of Attorney.  The undersigned hereby irrevocably
          --------------------------
appoints Michael C. Crabtree, acting in his capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT" as the true and lawful Attorney-In-Fact and agent of the undersigned, to act on behalf of the undersigned with respect to all matters related hereto, including the authority to execute any stock power agreements on behalf of the undersigned and to make, execute and deliver contracts, receipts and certificates in connection with, and to take all other actions necessary to carry out the transactions contemplated by this Consent and Power of Attorney (the "POWER OF ATTORNEY"). The Power of Attorney granted hereby and all authority conferred hereby is coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the undersigned or by operation of law, whether by the death, disability, incapacity or liquidation of the undersigned or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the undersigned shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Consent and Power of Attorney, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof. In the event Michael C. Crabtree is unable to fulfill his duties as Attorney-in-Fact, the undersigned hereby irrevocably appoints Niels Jonker as the substitute Attorney-in-Fact.

     2.2   Purchase Price.  Each share of common stock of the Company owned by
           --------------
the undersigned shall be purchased by USIP for $13.18 (the "PURCHASE PRICE") simultaneously with the completion of an initial public offering of stock by USIP (the "IPO"), provided, however, that in the event the IPO does not occur prior to March 31, 1999, the Purchase Price shall be increased to $13.57. Payment of the Purchase Price shall be wired to the undersigned within five days of the IPO. USIP's purchase of the stock described in this Section 2.2 is
                                                            -----------
subject to the successful completion of the IPO by June 30, 1999.   All rights,
obligations and powers, including the Power of Attorney, created by this Consent shall terminate and have no further power or effect after June 30, 1999.

     2.3  Limitation of Liability.  It is understood that the Attorney-in-Fact
          -----------------------
assumes no responsibility or liability to any person by virtue of the Power of Attorney granted by the undersigned hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for any aspect of this Consent, and he shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for his own gross negligence or bad faith. The undersigned agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred by him arising out of or in connection with acting as the Attorney-in-Fact under the Power of Attorney created by the undersigned hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. The undersigned agrees that the Attorney-in-Fact may consult with counsel of his or her own choice (who may also be counsel for USIP) and the Attorney-in-Fact shall have full and complete authorization and protection for any action taken or suffered by the Attorney-in-Fact hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to the undersigned hereunder, release, amend or modify any other power of attorney granted by any other person under any related agreement.

     2.4  Ratification: Third Party Reliance.  The undersigned does hereby
          ----------------------------------
ratify and confirm all that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto the Attorney-in-Fact by the undersigned hereunder, and the undersigned authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.


                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned has executed this Shareholder Consent and Power of Attorney as of the date set forth below.

          IF BY AN INDIVIDUAL ON BEHALF OF HIMSELF OR HERSELF:


          ____________________________________________________
          Signature                                      Date


          ____________________________________________________
          Print Name

          ____________________________________________________
          Signature of Co-Owner, if any                  Date


          ____________________________________________________
          Print Name


          IF ON BEHALF OF AN ENTITY, OR AS TRUSTEE, CUSTODIAN OR PARTNER:


          ____________________________________________________
          Print Name of Entity

          By:_________________________________________________
              Signature of Officer, Trustee or Partner   Date

          ____________________________________________________
          Print Name of Officer, Trustee or Partner

Individual Acknowledgment
-------------------------


STATE OF      )
              )  SS.
COUNTY OF     )

          On the ____ day of ______ 1998, before me personally came ____________________________________________________, to me known and known to me to be the individual described in the foregoing instrument, and acknowledged that he or she executed the same.


                                      __________________________________
                                                 Notary Public



Corporate Acknowledgment
------------------------


STATE OF      )
              )  SS.
COUNTY OF     )

          On the ____ day of ______ 1998, before me personally came ______________________, to me known, who being by me duly sworn, did depose and say that he or she resides at __________________________________________________, that he or she is
___________________________, of _______________________________, a
___________________ corporation, which executed the foregoing instrument, and that he or she signed his or her name thereto on behalf of said corporation by order of the board of directors of said corporation, and as the act and deed of said of corporation for the uses and purposes of therein mentioned.



                                      _________________________________
                                                 Notary Public

Trustee Acknowledgment
----------------------


STATE OF      )
              )  SS.
COUNTY OF     )

          On the ____ day of ______ 1998, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he or she resides at ________________________________________, that he or she is Trustee for
___________________________________________________, the trust described in and which executed the foregoing instrument, and that he or she signed his or her name thereto on behalf of said trust.



                                      ________________________________
                                                 Notary Public



Partnership Acknowledgment
--------------------------


STATE OF      )
              )  SS.
COUNTY OF     )

          On the ____ day of ______ 1998, before me personally came _______________________________, to me known, who being by me duly sworn, did depose and say that he or she resides at ________________________________________, that he or she is
______________________ of _____________________________________, a partnership, which executed the foregoing instrument, and that he or she signed his or her name thereto on behalf of said partnership, and as the act and deed of said partnership for the uses and purposes of therein mentioned.


                                      _________________________________
                                                 Notary Public